UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 6, 2013

Otelco Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-32362	52-2126395
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Third Avenue East, Oneonta, AL 35121
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (205) 625-3574

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03.	Bankruptcy or Receivership.

As previously disclosed, on March 24, 2013, Otelco Inc. (the “Company”) and each of its direct and indirect subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions for reorganization (the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) in order to effectuate the Debtors’ joint prepackaged plan of reorganization (the “Plan”). The Chapter 11 Cases are being jointly administered under the caption “In re Otelco Inc., et al.,” Case No. 13-10593.

On May 6, 2013, the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the Plan. A copy of the Confirmation Order is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The entry of the Confirmation Order satisfied one condition precedent to the effectiveness of the Plan. Upon satisfaction of the remaining conditions precedent, the Plan will become effective. There can be no assurance that these conditions precedent will be satisfied.

Summary of the Material Features of the Plan

The Plan generally provides that, if it becomes effective:

●
the $162 million of outstanding principal term loan obligations under the Company’s senior credit facility will be reduced to a maximum of $142 million (or such higher amount that is agreed to in writing by the agent under the Company’s senior credit facility and the holders of more than 50% in number and 66 2/3% in amount of the outstanding principal term loan obligations under the Company’s senior credit facility) through a cash payment;

●
the holders of the outstanding principal term loan obligations under the Company’s senior credit facility will receive their pro rata share of the Company’s new Class B common stock, $0.01 par value per share (the “New Class B Common Stock”), which New Class B Common Stock will represent 7.5% of the total economic and voting interests in the Company immediately following the effectiveness of the Plan, subject to dilution of up to 10% on account of the issuance of equity interests in the Company pursuant to a management equity plan that the Company expects to adopt following its emergence from bankruptcy (the “Management Equity Plan”);

●
the Company’s senior credit facility will be amended and restated, which amended and restated senior credit facility will provide, among other things, that certain revolving loan commitments under the Company’s senior credit facility will be reinstated, with availability of up to $5 million, and that the maturity of the outstanding principal term loan obligations and the revolving loan commitments under the Company’s senior credit facility will be extended to April 30, 2016;

●
the Company’s outstanding senior subordinated notes, including the outstanding senior subordinated notes constituting part of the Company’s Income Deposit Securities (“IDSs”), will be cancelled and the holders of outstanding senior subordinated notes, including senior subordinated notes held through IDSs, will receive their pro rata share of the Company’s new Class A common stock, $0.01 par value per share (the “New Class A Common Stock”), which New Class A Common Stock will represent 92.5% of the total economic and voting interests in the Company immediately following the effectiveness of the Plan, subject to dilution of up to 10% on account of the issuance of equity interests in the Company pursuant to the Management Equity Plan; and

●	the outstanding shares of the Company’s existing Class A common stock, $0.01 par value per share (the “Existing Common Stock”), will be cancelled.

In addition, the Plan provides that, on its effective date (the “Effective Date”), the Company and the holders of the New Class B Common Stock will enter into a registration rights agreement with respect to the New Class B Common Stock and a stockholders’ agreement governing certain rights, duties and obligations among the Company and the holders of the New Class B Common Stock.

The Plan also provides that the Company will adopt an Amended and Restated Certificate of Incorporation and Fourth Amended and Restated By-laws, which are expected to become effective on the Effective Date. The Amended and Restated Certificate of Incorporation will authorize the Company to issue up to 10,250,000 shares of common stock, $0.01 par value per share, of which 10,000,000 will be designated as New Class A Common Stock and 250,000 will be designated as New Class B Common Stock.

Pursuant to the Plan, on the Effective Date, the number of directors of the Company will be fixed at seven, and the board of directors will consist of Norman C. Frost, Howard J. Haug, Stephen P. McCall, Andrew Meyers, Brian A. Ross, Gary L. Sugarman and Michael D. Weaver, the Company’s President and Chief Executive Officer.

The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Issued and Outstanding Securities

As of the date of this Current Report on Form 8-K, 13,221,404 IDSs are issued and outstanding. Each IDS consists of one share of Existing Common Stock and $7.50 principal amount of the Company’s senior subordinated notes. As of the date of this Current Report on Form 8-K, each issued and outstanding share of Existing Common Stock is held as part of an IDS. As of the date of this Current Report on Form 8-K, $107,660,530 aggregate principal amount of senior subordinated notes are issued and are outstanding, $99,160,530 aggregate principal amount of which are held as part of IDSs and $8,500,000 aggregate principal amount of which are held separately.  As is stated above, on the Effective Date, all of the Company’s outstanding senior subordinated notes and all of the outstanding Existing Common Stock will be cancelled.

As of the Effective Date, a total of 2,870,948 shares of New Class A Common Stock and 232,780 shares of New Class B Common Stock will be issued and outstanding, and 232,780 shares of New Class A Common Stock will be reserved for future issuance upon the conversion of shares of New Class B Common Stock. Once the Company adopts the Management Equity Plan, an additional 344,859 shares of New Class A Common Stock will be reserved for future issuance under such plan.

Information as to Assets and Liabilities

Information as to the assets and liabilities of the Company as of the most recent practicable date is incorporated by reference to the consolidated financial statements contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, which was filed with the Securities and Exchange Commission (the “SEC”) on April 2, 2013.

Forward-Looking Statements

Statements in, or incorporated by reference into, this Current Report on Form 8-K that are not statements of historical or current fact constitute forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could impact the Company’s restructuring plans or cause the actual results of the Company to be materially different from the historical results of the Company or from any future results expressed or implied by such forward-looking statements. In addition to statements which explicitly describe such risks, uncertainties and other factors, readers are urged to consider statements labeled with the terms “believes,” “belief,” “expects,” “intends,” “anticipates,” “plans” or similar terms to be uncertain and forward-looking. There can be no assurance that the Plan will become effective. The forward-looking statements contained, or incorporated by reference, herein are also subject generally to other risks and uncertainties that are described from time to time in the Company’s filings with the SEC.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
2.1	Joint Prepackaged Plan of Reorganization for Otelco Inc. and Its Affiliated Debtors, as confirmed by the Bankruptcy Court on May 6, 2013

99.1	Findings of Fact, Conclusions of Law and Order (a) Approving Prepetition Solicitation Procedures, (b) Approving Adequacy of Disclosure Statement, and (c) Confirming Joint Prepackaged Plan of Reorganization for Otelco Inc. and Its Affiliated Debtors, as entered by the Bankruptcy Court on May 6, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OTELCO INC.
(Registrant)
Date: May 6, 2013
	By:	/s/ Curtis L. Garner, Jr.
Name: Curtis L. Garner, Jr.
Title: Chief Financial Officer

4